SEVENTH AMENDMENT TO CREDIT AND GUARANTY AGREEMENT THIS SEVENTH AMENDMENT TO CREDIT AND GUARANTY AGREEMENT (this “Amendment”) is dated as of May 27, 2016 and is entered into by and among TERRAFORM POWER OPERATING, LLC, a Delaware limited liability company (“Borrower’’), the other Credit Parties party hereto, BARCLAYS BANK PLC (“Barclays”), as a Lender and as Administrative Agent (“Administrative Agent”) and the other Lenders party hereto, and is made with reference to that certain CREDIT AND GUARANTY AGREEMENT dated as of January 28, 2015 (as amended through the date hereof, the “Credit Agreement”) by and among Borrower, TERRAFORM POWER, LLC, a Delaware limited liability company, the subsidiaries of Borrower named therein, the Lenders, the Administrative Agent, Collateral Agent and the other Agents named therein. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement after giving effect to this Amendment. RECITALS WHEREAS, the Credit Parties have requested that the Requisite Lenders and Administrative Agent agree to amend certain provisions of the Credit Agreement as provided for herein; and WHEREAS, subject to certain conditions, the Requisite Lenders and Administrative Agent are willing to agree to such amendments relating to the Credit Agreement. NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows: SECTION I. AMENDMENTS TO CREDIT AGREEMENT A. Section 1.1 of the Credit Agreement is hereby amended by adding the following definition in proper alphabetical sequence: “DE Shaw Litigation” means the proceeding commenced by D.E. Shaw Composite Holdings, L.L.C. and/or Madison Dearborn Capital Partners IV, L.P. against Parent and/or Holdings with respect to claims for breaches under the Acquisition Agreement. “Liquidity Period End Date” means the first date on which Total Liquidity shall exceed $100,000,000 occurring on or after the latest of (i) December 31, 2016, (ii) the date on which Parent has filed its Form 10-K under the Exchange Act with the United States Securities and Exchange Commission with respect to the Fiscal Year ending December 31, 2015 and (iii) the date on which a final, non- appealable judgment is issued or a binding settlement is reached with respect to the DE Shaw Litigation. “Seventh Amendment Date” means May 27, 2016. “Total Liquidity” means, (x) the sum of (i) the aggregate unused portion of Revolving Commitments, plus (ii) the aggregate amount of cash held in accounts of Borrower and the Guarantors that are subject to a deposit account control agreement in favor of the Collateral Agent in an amount not to exceed $100,000,000, plus (iii) the aggregate amount of cash held in accounts of Borrower and the Guarantors that are subject to a deposit account control agreement in favor of the Collateral Agent in

2 excess of $100,000,000; provided, that the amount determined pursuant to this clause (iii) shall in no event exceed the amount determined pursuant to subclause (y) of this definition, minus (y) the amount of current liabilities with respect to the DE Shaw Litigation (as determined in accordance with GAAP). B. Section 5.1(b) of the Credit Agreement is hereby amended by amending and restating the proviso appearing at the end thereof in its entirety to read as follows: “provided, that, notwithstanding anything herein to the contrary, the financial statements and accompanying information required to be delivered pursuant to this Section 5.1(b) with respect to (i) (x) the Fiscal Quarter ending March 31, 2016 shall be delivered on or before June 30, 2016 and (y) the Fiscal Quarters ending June 30, 2016 and September 30, 2016 shall be delivered on or before the date that is 75 days after the end of each such Fiscal Quarter and (ii) the Fiscal Quarters ending March 31, 2016, June 30, 2016 and September 30, 2016 shall be satisfied by delivery of unaudited quarterly consolidated financial statements of the Parent for the applicable Fiscal Quarter prepared in accordance with GAAP so long as the requirements set forth in clauses (x), (y) and (z) of Section 5.1(q) are satisfied, together with (x) comparisons to the corresponding figures for the corresponding Fiscal Quarter of the previous Fiscal Year, (y) a Financial Officer Certification and (z) information that explains in reasonable detail the differences, if any, between the information relating to Parent and any of its Subsidiaries other than Holdings and its Subsidiaries, on the one hand, and the information relating to Holdings and its Subsidiaries on a stand-alone basis, on the other hand;” C. Section 5.1(c) of the Credit Agreement is hereby amended to replace the date “May 28, 2016” appearing therein with the following: “the earlier of (x) the tenth (10th) Business Day prior to the date on which the failure to deliver the financial statements required to be delivered pursuant to Section 4.03(a)(1) of the Senior Notes Indenture constitutes an “Event of Default” under and as then defined in the Senior Notes Indenture and (y) March 30, 2017.” D. Section 5.19 of the Credit Agreement is hereby amended and restated in its entirety to read as follows: “5.19 Additional Obligations. Holdings shall (i) cause the Borrower, its subsidiaries and management thereof to use commercially reasonable efforts to cooperate with Zolfo Cooper, LLC as directed by the Administrative Agent, (ii) cause the Borrower to submit a request to the holders of the Senior Notes pursuant to Section 9.02 of the Senior Notes Indenture (a) requesting a waiver (the “Senior Notes Waiver”) of any default or event of default arising under the Senior Notes Indenture from the Borrower’s failure to file with the SEC or make publicly available on a website the annual report required to be delivered pursuant to Section 4.03(a)(1) of the Senior Notes Indenture with respect to the Fiscal Year ending December 31, 2015, so long as such annual report is filed with the SEC or made publicly available on a website on or before the Business Day prior to the date on which the failure to file such annual report with the SEC or make publicly available on a website such annual report constitutes an “Event of Default” under and as then defined in the Senior Notes Indenture (as amended by such amendment) or (b) requesting an amendment to such provisions of the Senior Notes Indenture removing the requirement to comply with such provisions with respect to the Fiscal Year ending December 31, 2015, (iii) in the event that (A) the interest rate payable with respect to the Senior Notes is materially increased in connection with the Senior Notes Waiver or (B) a material repayment of the Senior Notes is

3 effectuated in connection with the Senior Notes Waiver, then the Borrower and the other Credit Parties shall simultaneously offer to enter into an amendment to the Credit Agreement with the Lenders to make (x) in the case of clause (A), corresponding increases in the Applicable Margin at all leverage levels equal to 50% of the increase in the interest rate (expressed in basis points) of the increase in interest rate for the Senior Notes in connection with the terms of the Senior Notes Waiver, for such period of time as such principal amounts shall be outstanding under the Credit Agreement and such increased interest rate shall be in effect with respect to the Senior Notes and (y) in the case of clause (B), a permanent reduction in the Revolving Commitments that represents, on a percentage basis, a reduction of 50% of the reduction in the outstanding amount of Senior Notes as a result of repurchases or repayments made in connection with the terms of the Senior Notes Waiver and (iv) cause the Borrower to pay an additional fee to the Lenders in an amount equal to the excess, if any, of any consent or similar fee paid in connection with the Senior Notes Waiver over 0.50% of the outstanding principal amount of the Senior Notes.” E. Section 5 of the Credit Agreement is hereby amended to insert the following new Section 5.20 at the end thereof: “5.20 Further Security Obligations. (a) Notwithstanding anything to the contrary contained herein or in the other Credit Documents but subject to Section 5.20(b), Holdings and the Borrower shall, on or prior to July 31, 2016 (or such later date as the Administrative Agent shall determine in its sole discretion): (i) deliver a certificate of an Authorized Officer to the Administrative Agent that (i) attaches an organizational chart of the Borrower and its subsidiaries as of the date of such certificate and (ii) sets forth all Non- Recourse Subsidiaries of the Borrower as of the date of such certificate and indicates, with respect to each such Non-Recourse Subsidiary, whether any Non- Recourse Project Indebtedness, tax equity financing document, hedging agreement, project document or (to the extent the Non-Recourse Subsidiary is not wholly owned by a Subsidiary of Holdings) organizational document (collectively, “Relevant Agreements”) of such Non-Recourse Subsidiary, of any Subsidiary of such Non-Recourse Subsidiary or of the direct or indirect parent of such Non-Recourse Subsidiary, or any applicable restriction imposed by a Governmental Authority, in each case prohibits, restricts or requires consent for the guarantees and Liens described in this Section 5.20 with respect to the applicable Non-Recourse Subsidiary (in each case, a “Lien Prohibition”); and (ii) cause each Non-Recourse Subsidiary in existence on such date (and promptly (and in any event not less than ten (10) Business Days) after the formation or acquisition of any Non-Recourse Subsidiary after the Seventh Amendment Date cause such Non-Recourse Subsidiary) (I) that is the direct owner of a Clean Energy System commonly referred to as “First Wind”, “Atwell Island”, “MA Operating”, “Thor”, “Mt. Signal”, “Regulus”, the “UK Portfolio” or the “Canada Portfolio” or (II) that directly or indirectly owns a Non-Recourse Subsidiary described in clause (I), in each case to execute and deliver such documents and do such other acts and things as the Administrative

4 Agent or Collateral Agent may reasonably request to cause each such Non- Recourse Subsidiary to guarantee the Obligations and to secure such guarantee with perfected Liens granted to the Collateral Agent on substantially all of such Non-Recourse Subsidiary’s assets (including outstanding Equity Interests of such Non-Recourse Subsidiary’s subsidiaries but excluding Real Estate Assets (other than fixtures to the extent a security interest therein can be perfected by filing a financing statement in the secretary of state or similar office in the jurisdiction of the grantor’s formation)), in all cases pursuant to documentation reasonably acceptable to the Administrative Agent (including delivery of customary legal opinions relating thereto). (b) Notwithstanding anything to the contrary in Section 5.20(a), (i) no guarantee or Lien shall be required under Section 5.20(a) if such Non-Recourse Subsidiary is subject to a Lien Prohibition so long as such Lien Prohibition was not put in place in contemplation of this requirement and (ii) such guarantee and Lien shall be automatically released and terminated upon (I) the entry into by the applicable Non- Recourse Subsidiary of a Relevant Agreement that imposes a Lien Prohibition or the application of a restriction of a Governmental Authority on the imposition of such guarantee and/or Lien (provided that any such Relevant Agreement was not entered into for the purpose of avoiding application of the requirements of Section 5.20(a) to such Non-Recourse Subsidiary) and (II) a disposition of property permitted by the Credit Agreement, and in each case, the Administrative Agent and Collateral Agent shall, at the Borrower’s expense, execute and deliver or otherwise authorize the filing of such documents as the Borrower or applicable Non-Recourse Subsidiary shall reasonably request, including financing statement amendments, to evidence such release and termination; provided, however, that if such Lien Prohibition lapses or is otherwise no longer in existence at any time then Holdings and the Borrower shall cause the applicable Non-Recourse Subsidiary to promptly take the actions contemplated by this Section 5.20; provided, further, that any Non-Recourse Subsidiary that is prohibited from pledging the Stock of all of its Subsidiaries (but, for the avoidance of doubt, not prohibited from guaranteeing the Obligations) shall not guarantee the Obligations unless the Administrative Agent requires such guarantee in its sole discretion. (c) Nothing in this Section 5.20, including the delivery of guarantees or the granting of liens described in this Section 5.20, shall result in a Non-Recourse Subsidiary (i) ceasing to be a Non-Recourse Subsidiary for purposes of this Agreement or (ii) being considered a Guarantor or Credit Party for purposes of this Agreement.” F. Section 6.4(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows: “(c) Borrower may make Restricted Junior Payments to Holdings, and Holdings may make Restricted Junior Payments to its equity holders; provided that (x) immediately prior to any such Restricted Junior Payment and after giving effect thereto, no Event of Default shall have occurred and be continuing or would result therefrom, (y) immediately prior to any such Restricted Junior Payment and after giving effect thereto, Borrower shall be in compliance on a pro forma basis with each of the financial covenants set forth in Section 6.7 and (z) until the Liquidity Period End Date, immediately prior

5 to any such Restricted Junior Payment and after giving effect thereto, Total Liquidity shall exceed $300,000,000; provided that, so long as the condition in clause (z) remains in effect, Borrower shall set forth the calculation of Total Liquidity on a quarterly basis in its financial statements package required to be delivered pursuant to Section 5.1(b).” SECTION II. CONDITIONS TO EFFECTIVENESS This Amendment shall become effective as of the date hereof only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Seventh Amendment Effective Date”): A. Execution. Administrative Agent shall have received a counterpart signature page of this Amendment duly executed by each of the Credit Parties, the Administrative Agent, the Collateral Agent and the Requisite Lenders. B. Representations and Warranties. The representations and warranties contained in Section III hereof and in Sections 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, and 4.25 of the Credit Agreement shall be true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof. C. Default. As of the date hereof, no event shall have occurred and be continuing or would result from the effectiveness of this Amendment that would constitute an Event of Default or a Default. D. Fees. The Administrative Agent shall have received, or shall have received satisfactory confirmation of payment of, all fees and other amounts due and payable on or prior to the Seventh Amendment Effective Date, including, to the extent invoiced, all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or under any other Credit Document. SECTION III. REPRESENTATIONS AND WARRANTIES In order to induce Administrative Agent and the Requisite Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each Credit Party party hereto represents and warrants to Administrative Agent that the following statements are true and correct in all respects: A. Corporate Power and Authority. Each Credit Party party hereto has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the “Amended Agreement”) and the other Credit Documents. B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement and the other Credit Documents have been duly authorized by all necessary action on the part of each Credit Party.

6 C. No Conflict. The execution and delivery by each Credit Party of this Amendment and the performance by each Credit Party of the Amended Agreement and the other Credit Documents do not and will not (i) violate (A) any provision of any law, statute, rule or regulation, or of the certificate or articles of incorporation or partnership agreement, other constitutive documents or by-laws of Borrower or any Credit Party or (B) any applicable order of any court or any rule, regulation or order of any Governmental Authority, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any Contractual Obligation of the applicable Credit Party, where any such conflict, violation, breach or default referred to in clause (i) or (ii) of this Section III.C., individually or in the aggregate could reasonably be expected to have a Material Adverse Effect, (iii) except as permitted under the Amended Agreement, result in or require the creation or imposition of any Lien upon any of the properties or assets of any Credit Party (other than any Liens created under any of the Credit Documents in favor of Collateral Agent on behalf of Lenders), or (iv) require any approval of stockholders or partners or any approval or consent of any Person under any Contractual Obligation of any Credit Party, except for such approvals or consents which will be obtained on or before the date hereof and except for any such approvals or consents the failure of which to obtain will not have a Material Adverse Effect. D. Governmental Consents. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the execution and delivery by each Credit Party of this Amendment and the performance by each Credit Party of the Amended Agreement and the other Credit Documents, except for such actions, consents and approvals the failure to obtain or make which could not reasonably be expected to result in a Material Adverse Effect or which have been obtained and are in full force and effect. E. Binding Obligation. This Amendment and the Amended Agreement have been duly executed and delivered by each of the Credit Parties party hereto and thereto and each constitutes a legal, valid and binding obligation of such Credit Party, to the extent a party hereto and thereto, enforceable against such Credit Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). F. Incorporation of Representations and Warranties from Credit Agreement. The representations and warranties contained in Sections 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, and 4.25 of the Amended Agreement are and will be true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof. G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default. SECTION IV. ACKNOWLEDGMENT AND CONSENT; REAFFIRMATION Each Credit Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected

7 pursuant to this Amendment. Each Credit Party hereby confirms and reaffirms that each Credit Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Documents the payment and performance of all “Obligations” and “Secured Obligations”, as applicable, under each of the Credit Documents to which it is a party (in each case as such terms are defined in the applicable Credit Document). Each Credit Party acknowledges and agrees that, after giving effect to this Amendment, any of the Credit Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. As of the Seventh Amendment Effective Date, each Credit Party reaffirms each Lien it granted to the Collateral Agent for the benefit of the Secured Parties, and any Liens that were otherwise created or arose under each of the Credit Documents to which such Credit Party is party and reaffirms the guaranties made in favor of each Secured Party under each of the Credit Documents to which such Credit Party is party, which Liens and guaranties shall continue in full force and effect during the term of the Credit Agreement and any amendments, amendments and restatements, supplements or other modifications thereof and shall continue to secure the Obligations of the Borrower and the other Credit Parties under any Credit Document, in each case, on and subject to the terms and conditions set forth in the Credit Agreement and the Credit Documents. Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Credit Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Credit Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement. SECTION V. MISCELLANEOUS A. Reference to and Effect on the Credit Agreement and the Other Credit Documents. (i) On and after the Seventh Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment. (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed. (iii) The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Credit Documents.

8 B. Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect. C. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK. D. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic format (i.e., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment. E. Credit Document. This Amendment shall constitute a Credit Document. F. DE Shaw Litigation. The Administrative Agent and each Lender party hereto acknowledge that as of the date of this Amendment, the Borrower has informed the Administrative Agent and each Lender that it believes the claims in the complaint described in the definition of “DE Shaw Litigation” are without merit and the Borrower and TerraForm Power, Inc. plan to vigorously defend them. Nothing herein shall be construed as an admission of liability with respect to such claims or a waiver of any rights or defenses of the Borrower or any other Credit Party with respect thereto. [Remainder of this page intentionally left blank.]

[Signature Page to Seventh Amendment to Credit and Guaranty Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above. TERRAFORM POWER, LLC By: /s/ Rebecca Cranna Name: Rebecca Cranna Title: EVP, CFO TERRAFORM POWER OPERATING, LLC By: TERRAFORM POWER, LLC, its Sole Member and Sole Manager By: /s/ Rebecca Cranna Name: Rebecca Cranna Title: EVP, CFO

[Signature Page to Seventh Amendment to Credit and Guaranty Agreement] SUNEDISON CANADA YIELDCO MASTER HOLDCO, LLC SUNEDISON YIELDCO CHILE MASTER HOLDCO, LLC SUNEDISON YIELDCO DG–VIII MASTER HOLDCO, LLC SUNEDISON YIELDCO UK HOLDCO 3 MASTER HOLDCO, LLC SUNEDISON YIELDCO UK HOLDCO 2 MASTER HOLDCO, LLC SUNEDISON YIELDCO NELLIS MASTER HOLDCO, LLC SUNEDISON YIELDCO REGULUS MASTER HOLDCO, LLC SUNEDISON YIELDCO ACQ1 MASTER HOLDCO, LLC SUNEDISON YIELDCO ACQ2 MASTER HOLDCO, LLC SUNEDISON YIELDCO ACQ3 MASTER HOLDCO, LLC SUNEDISON YIELDCO ACQ9 MASTER HOLDCO, LLC SUNEDISON YIELDCO ACQ4 MASTER HOLDCO, LLC SUNEDISON YIELDCO ACQ5 MASTER HOLDCO, LLC SUNEDISON YIELDCO ENFINITY MASTER HOLDCO, LLC SUNEDISON YIELDCO DGS MASTER HOLDCO, LLC SUNEDISON YIELDCO ACQ7 MASTER HOLDCO, LLC SUNEDISON YIELDCO ACQ8 MASTER HOLDCO, LLC SUNEDISON YIELDCO ACQ6 MASTER HOLDCO, LLC TERRAFORM POWER IVS I MASTER HOLDCO, LLC TERRAFORM LPT ACQ MASTER HOLDCO, LLC TERRAFORM SOLAR MASTER HOLDCO, LLC SUNEDISON YIELDCO DG MASTER HOLDCO, LLC TERRAFORM CD ACQ MASTER HOLDCO, LLC TERRAFORM REC ACQ MASTER HOLDCO, LLC TERRAFORM SOLAR XVII ACQ MASTER HOLDCO, LLC TERRAFORM FIRST WIND ACQ MASTER HOLDCO, LLC TERRAFORM THOR ACQ MASTER HOLDCO, LLC By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager By: TERRAFORM POWER, LLC, its Sole Member and Sole Manager By: /s/ Rebecca Cranna Name: Rebecca Cranna Title: EVP, CFO

[Signature Page to Seventh Amendment to Credit and Guaranty Agreement] BARCLAYS BANK PLC, as Administrative Agent, Collateral Agent, Swing Line Lender and as a Lender By: _/s/ Matthew Cybul_____________________ Name: Matthew Cybul Title: Assistant Vice President

[Signature Page to Seventh Amendment to Credit and Guaranty Agreement] CITIBANK N.A., as a Lender By: /s/ Authorized Signatory Authorized Signatory Margo Chen Campbell Director Institutional Clients Group

[Signature Page to Seventh Amendment to Credit and Guaranty Agreement] GOLDMAN SACHS BANK USA, as a Lender By: /s/ Authorized Signatory Authorized Signatory

[Signature Page to Seventh Amendment to Credit and Guaranty Agreement] JPMORGAN CHASE BANK, N.A., as a Lender By: __/s/ Douglas A. Kravitz__________________ Name: Douglas A. Kravitz Title: Executive Director

[Signature Page to Seventh Amendment to Credit and Guaranty Agreement] KeyBank National Association, as a Lender By: /s/ Authorized Signatory Authorized Signatory

[Signature Page to Seventh Amendment to Credit and Guaranty Agreement] MIHI LLC, as a Lender By: /s/ Authorized Signatory Authorized Signatory By: /s/ Authorized Signatory Authorized Signatory

[Signature Page to Seventh Amendment to Credit and Guaranty Agreement] MORGAN STANLEY BANK, N.A., as a Lender By: /s/ Authorized Signatory Authorized Signatory

[Signature Page to Seventh Amendment to Credit and Guaranty Agreement] MORGAN STANLEY SENIOR FUNDING, INC., as a Lender By: /s/ Authorized Signatory Authorized Signatory Vice President